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                                                                   Exhibit 10.48


               ADDENDUM TO DEED OF TRUST WITH ASSIGNMENT OF RENTS

        THIS ADDENDUM to that certain Deed of Trust With Assignment of Rents by ______________ ("Employee") and ______________, husband and wife (hereinafter referred to collectively as "Trustor"), in favor of INVITROGEN CORPORATION, a Delaware corporation (hereinafter referred to as "Beneficiary") (the "Deed of Trust"), is dated as of the same date as the Deed of Trust and incorporates, amends and modifies the Deed of Trust as follows:

        1. Acceleration of Indebtedness. If Trustor shall sell, convey, lease or otherwise alienate the property, or any part thereof, or any interest therein, or shall be divested of its title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of Beneficiary being first had and obtained, then Beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

        2. Security for Repayment of a Promissory Note. The Deed of Trust secures the repayment of a Secured Promissory Note of even date herewith in the original principal amount of U.S. _______________________ Thousand Dollars (U.S.$_________) (the "Note"). The Note contains the following provisions:


                9. Default/Acceleration. At the option of the holder, without prior notice, and regardless of any prior forbearance, all sums remaining unpaid under this Note shall become immediately due and payable upon the occurrence of a default by Makers under this Note. The occurrence of any of the following events shall constitute a default by Makers under this Note:

                   9.1 Makers' failure to pay any payment of interest or principal when due under this Note, including, without limitation, Makers' failure to satisfy in full all sums remaining unpaid under this Note on or before the Maturity Date; or

                   9.2 Makers' failure to perform any of Makers' other monetary and nonmonetary covenants and agreements contained in this Note or the Deed of Trust.

        3. Termination of Employment. The Note secured by the Deed of Trust also contains the following provision pertaining to Trustor's termination of employment:

                   12. Termination of Employment. In the event Employee's
            employment with [Beneficiary] is terminated voluntarily or is terminated involuntarily for Cause, (i) the outstanding principal balance of this Note


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               shall thereafter bear interest at the fixed rate described in Section 1 above (subject to the limitations described in Subsections 1.2) and (ii) all sums remaining unpaid under this Note shall become due and payable on the date set forth in
               Section 3 above, unless sooner accelerated or unless forgiven pursuant to Subsection 3.2 or Section 4 above.

        4. Maturity of Note. Pursuant to Section 3.1 of the Note, the "outstanding principal amount of the indebtedness evidenced by this Note shall be due and payable on the date 180 days after the voluntary termination (e.g., resignation) of Employee's employment with Invitrogen or 180 days after Employee's involuntary termination for Cause (either of such dates referred to herein as the "Maturity Date")."

        5. Subordinate Lien. The lien of the Deed of Trust shall be junior and subordinate to a first priority lien of a deed of trust, recorded on ______________, 2002, as Document No. 2002-__________ in the Official Records of
San Diego County, in favor of _________________________________, securing indebtedness in the original principal amount of $_________.

                                     TRUSTOR:

                                     -------------------------------------
                                     [Add name]


                                     -------------------------------------
                                     [Add name]


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[This notarial acknowledgment is attached as page 3 to that certain Addendum to
Deed of Trust With Assignment of Rents]

STATE OF                           }
                                         ss
COUNTY OF

On ______________, 2002, before me, _______________________________ the undersigned Notary Public, personally appeared _______________________ [ ] personally known to me, or [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                         --------------------------------------
(SEAL)                                   Signature of Notary Public


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[This notarial acknowledgment is attached as page 4 to that certain Addendum to
Deed of Trust With Assignment of Rents]

STATE OF                           }
                                         ss

COUNTY OF

On ______________, 2002, before me, _____________________________ the undersigned Notary Public, personally appeared ________________________ [ ] personally known to me, or [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


                                         --------------------------------------
(SEAL)                                   Signature of Notary Public



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